UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2008

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

        United States                 000-52674             02-0783010
        -------------                 ---------             ----------
(State or other jurisdiction of      (Commission          (IRS Employer
incorporation or organization)       File Number)         Identification No.)


12 Main Street, Walden, New York                                    12586
------------------------------------                                -----
      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: (845) 778-2171
                                                            --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

     On February 27, 2008, Hometown Bancorp, Inc. (the "Company") issued a press release regarding its results of operations and financial condition at and for the three months and year ended December 31, 2007. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be "furnished" under the Securities Exchange Act of 1934.


Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

(d)      Exhibits

         Number            Description
         ------            -----------

         99.1              Press Release dated February 27, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HOMETOWN BANCORP, INC.
                                           ----------------------
                                           (Registrant)



Date: February 27, 2008                   By:  /s/ Stephen W. Dederick
                                              ----------------------------------
                                              Stephen W. Dederick
                                              Vice President and Chief Financial
                                              Officer